EXHIBIT 10.18

                         THE EXPORT-IMPORT BANK OF KOREA
                                  [LETTERHEAD]


                                REFUND GUARANTEE

To:  PETRODRILL CONSTRUCTION INC                                  April 16, 1998

                 Daewoo Heavy Industries Ltd's Hull Number 3015

We hereby issue our irrevocable guarantee No.M0902-804-LG-00040 in favour of yourselves, Petrodrill Construction Inc, for the account of Daewoo Corporation and Deawoo Heavy Industries Ltd (hereinafter called the "Builder") in connection with the shipbuilding contract dated 9th April 1998 (hereinafter called the "Contract") made by and between yourselves and the Builder for the construction and sale of one Dynamic Positioned Semi-Submersible Drilling Vessel having Builder's Hull No.3015 (hereinafter called the "Vessel"). Other terms and expressions employed herein shall bear the same meaning as in the Contract, a copy of which has been provided to us.

Under the terms of the Contract you are to pay to the Builder a Contract Price for the Vessel in five instalments payable as follows:-

(a)  FIRST INSTALMENT:

     10 percent (ten %) of the Provisional Contract Price, being $13,600,000 shall be paid within three Banking Days of the Effective Date.

(b)  SECOND INSTALMENT:

     30 percent (thirty %) of the Provisional Contract Price, being $40,800,000 shall be paid within three Banking Days from receipt by the Purchaser of a telefax notice from the Builder attaching a Stage Certificate in the form of the draft attached as Appendix V, countersigned by an Authorised Representative (or, in default thereof, the Classification Surveyor), certifying that it is 6 months after the Effective Date of the contract has taken place.

(c)  THIRD INSTALMENT:

     20 percent (twenty %) of the Provisional Contract Price, being $27,200,000 shall be paid within three Banking Days from receipt by the Purchaser of a telefax notice from the Builder attaching a Stage Certificate in the form of the draft attached as Appendix V, countersigned by an Authorised Representative (or, in default thereof, the Classification Surveyor), certifying that Keel laying has taken place.


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(d)  FOURTH INSTALMENT:

     20 percent (twenty %) of the Provisional Contract Price, being $27,200,000 shall be paid within three Banking Days from receipt by the Purchaser of a telefax notice from the Builder attaching a Stage Certificate in the form of the draft attached as Appendix V, countersigned by an Authorised Representative (or, in default thereof, the Classification Surveyor), certifying that launcing [float out] has taken place.

(e)  FIFTH INSTALMENT:

     20 percent (twenty %) of the Provisional Contract Price, together with the aggregate of (i) any excess of the Contract Price over the Provisional Contract Price and (ii) any increase or any decrease of the Contract Price arising from the provisions of Clauses 7 and 16 below, shall be paid upon Delivery.

In accordance with the terms of the Contract you are entitled either upon your rescission therof or upon a Total Loss of the Vessel to repayment of the instalments of the Contract Price paid by you prior to such rescission, together with interest thereon at a fixed rate of 10% p.a. (calculated on the same basis as any London inter-bank commercial transaction) from the date of payment by the Purchaser to the date such instalments plus interest are returned to the Purchaser. In the event that the Builder shall fail to make such repayment, we shall pay to you the sum or sums due to you from the Builder against your written statement (or that of your assignee) that demand for repayment has been made and that the Builder has within thirty(30) Business Days of such demand failed to comply therewith. Such written statement shall identify (i) the number and amount of Instalments in respect of which repayment has not been received and (ii) the total interest payable in respect of the same on the assumption that payment of the principal sum outstanding is made by us thirty (30) Business Days from the date of receipt of such statement.

This guarantee shall initially secure repayment of the First Instalment of the Contract Price (plus interest thereon as hereinbefore provided) from the date of receipt of the same by the Builder. The maximum sum claimable by you hereunder will thereafter be automatically increased upon Builder's receipt of each further Instalment of the Contract Price payable prior to Delivery of the Vessel, each time by the amount of such Instalment plus interest thereon as hereinbefore provided, but in any eventuality our total liability hereunder shall not exceed the sum of US$108,800,000 plus interest thereon as hereinbefore provided.


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                         THE EXPORT-IMPORT BANK OF KOREA
                                  [LETTERHEAD]

Notwithstanding the provisions here in above in case we receive notification from you or the Builder stating that the question of your rescission of the Contract or your claim for refundment thereunder has been disputed and referred to the Commercial Court in accordance with the provisions of the Contract, this Guarantee shall be valid until 30 days after the final judgement shall be rendered in said Court. In such case this Guarantee shall only be available to the extent of a final judgement in your favour by such Court justifying your claim for refundment as presented to us or specifying such lesser amount as the Court may determine as being due to you.

Our liability hereunder shall not be affected by any alteration to, or variation of, the terms of the Contract you may hereafter agree with the Builder or any other matter or circumstance which would, but for this clause, operate to exclude or limit our liability hereunder.

This guarantee shall be fully assignable by you. It shall expire and become null and void upon the earliest of (i) receipt by you or your assignee of the amount guaranteed hereunder and (ii) Delivery of the Vessel in accordance with the provisions of the Contract or (iii) valid rescission by the Builder in accordance with the terms of the Contract. In such case, this guarantee shall be returned to us.

This guarantee shall be governed by, and construed in accordance with English law, and we hereby (i) agree for your exclusive benefit that any legal action or proceeding arising hereunder may be brought in the High Court of Justice in England (ii) irrevocably submit to the jurisdiction of that court and (iii) irrevocably designate, appoint and empower London Representative Office of The Export-Import Bank of Korea (the present address of whose registered office is 3rd floor Boston House, 63 New Broad Street, London EC2M 1JJ, United Kingdom) to receive for us and on our behalf of process in England.

Yours very truly,

For and on behalf of
The Export-Import Bank of Korea

By: /s/ WON-YOUNG CHUN                   By: /s/ JONG BOK LEE
Name:   Won-Young Chun                   Name:   Jong Bok Lee
Title:  Senior Manager &                Title:   Assistant Manager &
        Senior Loan Officer                      Loan Officer
        /Ship Export Credit Dept.                /Ship Export Credit Dept.

                         THE EXPORT-IMPORT BANK OF KOREA

                                     LIST OF
                              AUTHORIZED SIGNATURES



                         THE EXPORT-IMPORT BANK OF KOREA

                                  INSTRUCTIONS

     This booklet contains the facsimile signatures in alphabetical order of the officers, who are authorized to sign on behalf of this bank.

1. Each member of the Board of Executive Directors has full and complete authority to sign alone for this bank.

2. The transactions mentioned below in excess of U$10,000 (or the equivalent thereof in other currency) shall be signed by two officers, at least one of whom must be an officer in A Class.

    A.  Issuance of check, bill of exchange or promissory note.

    B. Instructions to effect the payment or transfer of funds not involving the documentary letter of credit.

    C.  Opening and amendment of letter of guarantee.

    D.  Opening and amendment of clean letter of credit.

        We will inform you of any change of list whenever it occurs.

                         THE EXPORT-IMPORT BANK OF KOREA

    Chang-Jin Chong                                                            A

/s/ CHANG-JIN CHONG

                                                                             049

    Won-Young Chun                                                             A

/s/ WON-YOUNG CHUN

                                                                             050

    Chang-Ho Chung                                                             B

/s/ CHANG-HO CHUNG

                                                                             051

    Chul-Choong Chung                                                          A

/s/ CHUL-CHOONG CHUNG

                                                                             052

                         THE EXPORT-IMPORT BANK OF KOREA

    Young-Kon Kim                                                              B

/s/ YOUNG-KON KIM

    Hyung-Ju Lee                                                               B

/s/ HYUNG-JU LEE

    Jae-Hong Lee                                                               B

/s/ JAE-HONG LEE

    Jong-Bok Lee                                                               B

/s/ JONG-BOK LEE